Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347
GMO TRUST
Supplement dated August 25, 2023, to the
GMO Trust Prospectus, dated June 30, 2023
GMO International Opportunistic Value Fund
Effective August 25, 2023 (the “Effective Date”), GMO International Opportunistic Value Fund (the “Fund”) is offering an additional class of shares, Class IV.
Front Cover
As of the Effective Date, the list of funds and their corresponding share classes that appears on the front cover of the Prospectus is amended to add the Fund’s Class IV shares.
Fund Summary
As of the Effective Date, the fund summary section for the Fund beginning on page 64 of the Prospectus is replaced in its entirety with the following:
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class R6	Class I
Management fee	0.65%[1]	0.60%[1]	0.65%[1]	0.65%[1]
Other expenses	0.73%	0.73%	0.73%	0.83%[2]
Total annual fund operating expenses	1.38%	1.33%	1.38%	1.48%
Expense reimbursement/waiver	(0.69%)[1]	(0.69%)[1]	(0.69%)[1]	(0.69%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.69%	0.64%	0.69%	0.79%
1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2024 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2024 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$70	$369	$689	$1,597
Class IV	$65	$353	$663	$1,541

	1 Year	3 Years	5 Years	10 Years
Class R6	$70	$369	$689	$1,597
Class I	$81	$400	$742	$1,709
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2023, the Fund’s portfolio turnover rate (excluding short-term investments) was 134% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2023, excluding transactions in U.S. Treasury Fund and other short-term investments, was 93% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in international equity markets. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets (e.g., bond and currency), the overall global economy, and governmental policies. The Fund seeks to capitalize opportunistically on what GMO believes to be market dislocations within the international equity markets.
In selecting securities for the Fund, GMO’s quantitative investment process uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities tied economically to international equity markets. A key component of the process is GMO’s proprietary methodology for analyzing company asset values (including intangible assets) and generating equity return forecasts, which are then incorporated into relative valuations models. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market. In constructing the Fund’s portfolio, GMO considers a number of factors, including position size, sector and industry exposure, country and region exposure, currencies, market capitalization, liquidity, and transaction costs. GMO may also consider ESG (environmental, social and governance) criteria. Among other ESG criteria, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of coal and coal-related products used in the generation of energy. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency or companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund primarily invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to developed countries other than the United States. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equities (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
•
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness)

that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities and often are more volatile than the economies of developed countries.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices.
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Focused Investment Risk – Investments focused in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the equities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder or group will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of broad-based indices. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares*
Years Ending December 31

Highest Quarter:	19.15%	4Q 2022
Lowest Quarter:	-23.02%	1Q 2020
Year-to-Date:	6.35%	As of	3/31/2023
Average Annual Total Returns*
Periods Ending December 31, 2022
	1 Year	5 Years	10 Years	Incept.
Class III				7/29/1998
Return Before Taxes	-9.85%	0.84%	3.91%	5.41%
Return After Taxes on Distributions	-10.76%	-0.55%	2.90%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	-4.70%	0.80%	3.23%	4.67%
MSCI World ex USA[1]	-14.29%	1.79%	4.59%	4.11%
MSCI EAFE Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-14.45%	1.54%	4.67%	3.94%
* The performance information (before and after taxes) for all periods prior to May 22, 2023 was achieved prior to the change in the Fund’s investment objective and principal investment strategies, effective May 22, 2023.
1 Effective May 22, 2023, the Fund changed its benchmark from the MSCI EAFE Index to the MSCI World ex-USA because GMO believes the MSCI World ex-USA is a more appropriate comparative, broad-based market index for the Fund in light of changes to the Fund’s investment objective and principal investment strategies that became effective May 22, 2023. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	Simon Harris (since 2019)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since May 2023)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Tara Oliver (since May 2023)	Portfolio Manager, Systematic Equity Team, GMO.
Asset Allocation	John Thorndike (since May 2023)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

U.S. tax information
The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 0 of this Prospectus.
Multiple Classes and Eligibility
As of the Effective Date, the table captioned “Minimum Investment Criteria for Class Eligibility” that appears on page 202 of the Prospectus is supplemented as follows to add information regarding the Fund’s Class IV shares:
		Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)
Class IV Shares	International Opportunistic Value Fund	$125 million	$250 million	0.09%
1 The eligibility requirements in the table above are subject to exceptions and special rules for retirement investors investing through financial intermediaries and for investors with continuous investments in International Equity Fund since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.
Fund Codes
As of the Effective Date, the list of “Fund Codes” that appears on the inside back cover of the Prospectus is amended to add the Fund’s Class IV share class and its CUSIP number, 36262F509.

Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347
GMO TRUST
Supplement dated August 25, 2023, to the
GMO Trust Statement of Additional Information, dated June 30, 2023
GMO International Opportunistic Value Fund
Effective August 25, 2023 (the “Effective Date”), GMO International Opportunistic Value Fund (the “Fund”) is offering an additional class of shares, Class IV.
Front Cover
As of the Effective Date, the list of funds and their corresponding share classes that appears on the front cover of the Prospectus is amended to add the Fund’s Class IV shares.